Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations

Note 4—Discontinued operations

On Jan. 15, 2010, BNY Mellon sold MUNB, our former national bank subsidiary located in Florida. We applied discontinued operations accounting to this business. Summarized financial information for discontinued operations is as follows:

Discontinued operations
(in millions)	2011	2010	2009
Fee and other revenue	$-	$-	$7
Net interest revenue	-	9	59
Provision for loan losses	-	-	191
Net interest revenue after provision for loan losses	-	9	(132)
Noninterest expense:
Staff	-	4	37
Professional, legal and other purchased services	-	4	4
Net occupancy	-	1	5
Other	-	3	16
Goodwill impairment	-	-	50
Total noninterest expense	-	12	112
Income (loss) from operations	-	(3)	(237)
Loss on assets held for sale	-	(106)	(184)
Loss on sale of MUNB	-	(1)	-
Provision (benefit) for income taxes	-	(44)	(151)
Net income (loss) from discontinued operations	$-	$(66)	$(270)

Discontinued operations assets and liabilities
	Dec. 31,
(in millions)	2011	2010
Loans, net of allowance for loan losses	$-	$183
Deferred taxes	-	90
Other assets	-	5
Assets of discontinued operations	$-	$278
Liabilities of discontinued operations	$-	$-

Certain loans were not sold as part of the MUNB transaction and are held-for-sale. Effective Jan. 1, 2011, we reclassified the remaining assets of discontinued operations of $278 million to continuing operations. Loans of $114 million at Dec. 31, 2011, are included in other assets on the balance sheet. These loans are recorded at the lower of cost or market. In 2011, we recorded income of $100 million primarily related to paydowns and valuation changes on loans held-for-sale.

Information for 2010 and 2009 included in these Financial Statements and Notes reflects continuing operations, unless otherwise noted.